SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 13, 2011

Liberty Gold Corp.

(Exact name of Registrant as specified in its charter)

Delaware	333-16135	80-0372385
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

2415 East Camelback Road, Suite 700, Phoenix, AZ 85016

 (Address of principal executive offices) (Zip Code )

602-553-1190

(Registrant’s Telephone Number, Including Area Code)

iBos, Inc., 1065 Dobbs Ferry Road, White Plains, New York 10607

 (Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01  COMPLETION OF THE ACQUISITION OR DISPOSITION OF ASSETS

Asset Purchase Agreement Mexico

On July 13, 2011, the Registrant entered into an Asset Purchase Agreement (“APA”) with Precious Metals Exploration Corp., an unaffiliated seller with offices in Sweden (the “Seller”), for the purchase of an undivided 75% right title and interest in certain mining claims in Hostotipaquillo, Mexico in exchange for 3,000,000 shares of the Registrant’s common stock to be issued 50% on closing, an additional 25% after six months and the final 25% after 12 months.  The APA further provides for the issuance to the Seller of 5,500,000 additional shares of the Registrant’s common stock if mining operations on the property result in the discovery of 1,000,000 ounces of gold or 10,000,000 ounces of silver and requires the Registrant to expend at least $850,000 in exploration and mine development work on the property over fifteen months commencing with the closing under the APA (including $350,000 in the first 3 months).  The Registrant is required to hire a project manager designated by the Seller at $10,000 per month.  Management believes these to be promising prospects.

Asset Purchase Agreements Arizona

On July 18, 2011, the Registrant entered into an Asset Purchase Agreement (“APAAR1”) with Precious Metals Exploration Corp., an unaffiliated seller with offices in Sweden (the “Seller”), for the purchase of an undivided 100% interest in 2 patented claims, 6 federal claims and 25 prospects comprising 660 acres near Kingman, Arizona.  The Purchase Price was $600,000 payable in installments in the seven months following the closing and 500,000 shares of the Registrant’s common stock. The APAAR1 further provides for the issuance to the Seller of 1,500,000 additional shares of the Registrant’s common stock if mining operations on the property result in the discovery of 1,000,000 ounces of gold or 10,000,000 ounces of silver and requires the Registrant to pay a 5% smelter’s royalty.  Management believes these to be promising prospects.

On July 18, 2011, the Registrant entered into a second Asset Purchase Agreement (“APAAR2”) with Precious Metals Exploration Corp., an unaffiliated seller with offices in Sweden (the “Seller”), for the purchase of an undivided 100% interest in 2 patented claims and 5 federal claims comprising roughly 134 acres in Mohave County, Arizona.  The Purchase Price was $674,022 payable in installments in the twenty months following the closing.  Management believes these to be promising prospects.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Business Acquired

Not Required.

(b)

Pro-Forma Financial Information

Not Required.

(c)

Exhibits

Exhibit No.

   Description

10.1                    APA

10.2

  APAAR1

10.3                   APAAR2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Liberty Gold Corp.

Lynn Harrison

By:  /s/ Lynn Harrison, CEO

Dated:  July 18, 2011